Dreyfus
Institutional
Money Market Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statements of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Money Market Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

The money markets proved their worth in 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, money market funds generally outperformed many sectors of the U.S. stock market during the year, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

For the 12-month period ended December 31, 2000, the fund produced annualized yields of 5.87% for its Money Market Series and 5.43% for its Government Securities Series. Taking into account the effects of compounding, the annualized effective yields were 6.03% for the fund's Money Market Series and 5.56% for its Government Securities Series.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Federal Reserve Board (the "Fed") had already taken
steps    to    relieve    inflationary    pressures    by
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

increasing short-term interest rates several times before the beginning of the reporting period. The Fed again raised interest rates in February and March 2000 by 0.25 percentage points and by 0.50 percentage points in May, for a total increase of 1.00 percentage points during the reporting period. As might be expected, money market instruments reacted to the Fed's interest-rate hikes in
the    form    of    higher    yields.

During the first quarter of 2000, when the economy grew at a robust 4.8%, rising energy prices and strong domestic demand for goods and services added to inflation concerns. In the second quarter, economic growth rose to an even more torrid 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in technology stocks.

From July through December, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Retail sales declined, housing starts slowed and inflation figures were relatively benign. Third-quarter Gross Domestic Product, or GDP, slowed to a growth rate of approximately 2.2% , the lowest in four years. In addition, volatility in the stock market appeared to have caused consumers to decrease spending.

As the year progressed, we saw further statistical data suggesting that the economy was indeed growing at a slower pace. Durable goods orders declined in October for the first time in three months. The money markets responded to this news with lower yields. In this environment, the Fed held monetary policy steady, choosing not to raise rates further at its June, August and October 2000 meetings.

Although the Fed also left monetary policy unchanged at its November and December 2000 meetings, it began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed' s next move would be an interest-rate cut. (Those expectations proved true when the Fed reduced interest rates by 0.50 percentage points on January 3, 2001, just days after the close of the reporting period.)


What is the fund's current strategy?

As of December 31, 2000, it appeared that a declining stock market, diminishing consumer confidence and a softening manufacturing sector were threatening to negatively impact economic expansion and possibly push the economy into recession. A recession is commonly defined as a period of general economic decline; specifically, a decline in GDP for two or more consecutive quarters. In our current view, however, fears of recession may be overblown. Our analyses suggest that the economic growth trend is moderating and inflation appears to be in check. Accordingly, we currently believe that the rate of growth should
continue    to    slow,    but    that    a    recession    is    unlikely.

Accordingly, in our opinion, the Fed's next move is likely to be a reduction in short-term interest rates, perhaps as soon as its next meeting in late January. On the other hand, supply-and-demand factors, uncertainty about future equity earnings and the prospect of continued volatility may negatively affect the money markets. Regardless of which forces ultimately prevail, we intend to continue to monitor the situation -- including the economy and changes in the Fed' s monetary policy. We will also look to respond appropriately with respect
to    the    fund's    holdings    and    maturity    stance.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--15.5%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.62%, 2/9/2001                                                                           20,000,000  (a)          19,998,721

American Express Centurion Bank

   6.64%, 1/9/2001                                                                           30,000,000               30,000,000

First Tennessee Bank N.A.

   6.47%, 3/12/2001                                                                          25,000,000               25,000,000

Wilmington Trust Co.

   6.48%, 3/12/2001                                                                          30,000,000               30,000,574

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $104,999,295)                                                                                               104,999,295
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--57.8%
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   6.64%, 1/16/2001                                                                          25,000,000               24,931,979

Associates Corp. of North America

   6.58%, 1/2/2001                                                                           27,000,000               26,995,065

Credit Suisse First Boston Inc.

   6.54%, 5/4/2001                                                                           25,000,000               24,455,896

General Electric Capital Corp.

   6.68%, 3/8/2001                                                                           25,000,000               24,703,458

General Electric Capital Services Inc.

   6.58%, 4/20/2001                                                                          25,000,000               24,515,556

Goldman Sachs Group Inc.

   6.68%, 2/14/2001                                                                          25,000,000               24,800,778

Internationale Nederlanden (U.S.) Funding Corp.

   6.72%, 2/22/2001                                                                          26,000,000               25,755,889

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                          15,000,000              14,877,325

Nordbanken N.A. Inc.

   6.75%, 2/15/2001                                                                          25,000,000               24,795,625

Philip Morris Cos. Inc.

   6.68%, 5/29/2001                                                                          20,000,000  (b)          19,468,844

Sanpaolo IMI U.S. Financial Co.

   6.25%, 9/7/2001                                                                           30,000,000               28,761,225

Santander Finance (DE) Inc.

   6.60%, 4/16/2001                                                                          25,000,000               24,533,333

Societe Generale N.A. Inc.

   6.75%, 2/5/2001                                                                           25,000,000               24,841,406

Svenska Handelsbanken Inc.

   6.65%, 1/22/2001                                                                          21,000,000               20,919,885


                                                                                              Principal
COMMERICAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Swedbank Inc.

   6.58%, 5/29/2001                                                                          31,000,000               30,188,179

UBS Finance Delaware LLC

   6.50%, 1/2/2001                                                                           27,000,000               26,995,125

TOTAL COMMERCIAL PAPER

   (cost $391,539,568)                                                                                               391,539,568
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--16.3%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   6.69%-6.79%, 4/17/2001-8/1/2001                                                           29,150,000  (a)          29,166,552

Merrill Lynch & Co. Inc.

   6.62%, 3/28/2001                                                                          10,000,000  (a)          10,000,000

Morgan (J.P.) & Co. Inc.

   6.67%, 3/6/2001                                                                           26,000,000  (a)          25,999,544

Morgan Stanley Dean Witter & Co.

   6.67%, 3/19/2001                                                                          25,000,000  (a)          25,000,000

Wells Fargo Financial Inc

   6.63%, 10/12/2001                                                                         20,000,000  (a)          19,994,707

TOTAL CORPORATE NOTES

   (cost $110,160,803)                                                                                               110,160,803
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--6.6%
------------------------------------------------------------------------------------------------------------------------------------

AmSouth Bank

   6.75%, 1/19/2001                                                                          20,000,000  (a)          19,999,715

Key Bank U.S.A., N.A.

   6.66%, 8/1/2001                                                                           25,000,000  (a)          25,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $44,999,715)                                                                                                 44,999,715
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.9%
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (London)

   4.75%, 1/2/2001

   (cost $26,246,000)                                                                        26,246,000               26,246,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $677,945,381)                                                            100.1%              677,945,381

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (995,935)

NET ASSETS                                                                                       100.0%              676,949,446

(A)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION; NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THIS SECURITY AMOUNTED TO $19,468,844 OR APPROXIMATELY 2.88% OF NET
     ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 2000

                                                                        Annualized
                                                                          Yield on
                                                                           Date of           Principal
U.S. TREASURY BILLS--32.0%                                             Purchase (%)         Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

2/1/2001

   (cost $29,859,424)                                                          5.47         30,000,000               29,859,424
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--24.6%
------------------------------------------------------------------------------------------------------------------------------------

5.25%, 5/31/2001                                                               6.64          5,000,000                4,968,771

5.625%, 9/30/2001                                                              5.86         10,000,000                9,974,155

5.875%, 11/30/2001                                                             5.38          8,000,000                8,028,940

TOTAL U.S. TREASURY NOTES

   (cost $22,971,866)                                                                                                22,971,866
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.5%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.

  dated 12/29/2000, due 1/2/2001 in the amount of

  $2,517,398 (fully collateralized by

  $2,475,000 U.S. Treasury Notes, 6.625%, due

   7/31/2001, value $2,554,655)                                                5.00          2,516,000                2,516,000

Bear Stearns & Co.

  dated 12/29/2000, due 1/2/2001 in the amount of

  $8,004,889 (fully collateralized by

  $8,500,000 U.S. Treasury Strips, due

   11/15/2001, value $8,102,200)                                               5.50          8,000,000                8,000,000

CIBC World Markets PLC

  dated 12/29/2000, due 1/2/2001 in the amount of

  $6,003,833 (fully collaterlized by

  $6,033,000 U.S. Treasury Notes, 5.875%, due

   11/30/2001, value $6,075,376)                                               5.75          6,000,000                6,000,000

Morgan (J.P.) Securities Inc.

  dated 12/29/2000, due 1/2/2001 in the amount of

  $8,005,200 (fully collaterlized by

  $8,274,000 U.S.Treasury Bills, due

   3/29/2001, value $8,159,984)                                                5.85          8,000,000                8,000,000

Morgan Stanley Dean Witter & Co.

  dated 12/29/2000, due 1/2/2001 in the amount of

  $8,005,111 (fully collaterlized by

  $7,920,000 U.S. Treasury Notes, 7.75%, due

   2/15/2001, value $8,164,387)                                                5.75          8,000,000                8,000,000


                                                                         Annualized
                                                                           Yield on
                                                                            Date of          Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillon Read, Inc.

  dated 12/29/2000, due 1/2/2001 in the amount of

  $8,005,333 (fully collaterlized by

  $8,070,000 U.S. Treasury Notes, 6.25%, due

   4/30/2001, value $8,160,788)                                                6.00          8,000,000                8,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $40,516,000)                                                                                                40,516,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $93,347,290)                                                                           100.1%               93,347,290

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (92,350)

NET ASSETS                                                                                      100.0%               93,254,940

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                                                                       Money            Government
                                                                                                      Market            Securities
                                                                                                     Series                Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments
   (including repurchase agreements of $40,516,000
   for the Government Securities Series)--Note 2(b)                                              677,945,381             93,347,290

Interest receivable                                                                                1,823,950                227,435

Prepaid expenses                                                                                       4,818                  4,319

                                                                                                 679,774,149             93,579,044
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        330,286                 40,622

Cash overdraft due to Custodian                                                                    2,437,226                252,728

Accrued expenses                                                                                      57,191                 30,754

                                                                                                   2,824,703                324,104
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   676,949,446             93,254,940
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  676,983,903             93,271,191

Accumulated net realized gain (loss) on investments                                                  (34,457)               (16,251)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   676,949,446              93,254,940
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares

   of Beneficial Interest authorized)                                                            676,983,903              93,271,191
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($)                                            1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

                                                            Money  Government
                                                           Market  Securities
                                                           Series      Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                        39,759,418    4,676,907

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                               3,075,824      384,348

Shareholder servicing costs--Note 3(b)                    173,305       30,262

Custodian fees                                             79,590       40,608

Trustees' fees and expenses--Note 3(c)                     52,628        7,328

Professional fees                                          32,223       25,591

Registration fees                                          16,183       15,474

Prospectus and shareholders' reports                       11,769        4,177

Miscellaneous                                               3,744        1,757

TOTAL EXPENSES                                          3,445,266      509,545

INVESTMENT INCOME--NET                                 36,314,152    4,167,362
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($):     3,079        1,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   36,317,231    4,168,855

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS


                                                            Money Market Series                        Government Securities Series
                                                --------------------------------------          ------------------------------------
                                                          Year Ended December 31,                         Year Ended December 31,
                                                  --------------------------------------          ----------------------------------
                                                        2000                    1999                   2000                   1999
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            36,314,152              26,317,437               4,167,362             3,378,927

Net realized gain (loss)
   on investments                                     3,079                  (3,181)                   1,493               (17,744)

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                               36,317,231               26,314,256               4,168,855             3,361,183
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                          (36,314,152)             (26,317,437)            (4,167,362)           (3,378,927)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 PER SHARE):

Net proceeds from
   shares sold                                 2,294,016,892            3,273,829,754            784,466,898          733,136,152

Dividends reinvested                               6,048,061                3,084,320              1,592,234            1,327,202

Cost of shares redeemed                       (2,215,564,249)          (3,224,747,435)          (775,700,111)        (720,166,100)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                                   84,500,704               52,166,639             10,359,021            14,297,254

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                  84,503,783               52,163,458             10,360,514            14,279,510
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                              592,445,663              540,282,205             82,894,426            68,614,916

END OF PERIOD                                    676,949,446              592,445,663             93,254,940            82,894,426

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                                                 2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .059           .047           .050           .051          .049

Distributions:

Dividends from investment income--net                            (.059)         (.047)         (.050)         (.051)        (.049)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%):                                                6.05           4.78           5.14           5.17          5.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .56            .56            .57            .57           .58

Ratio of net investment income
   to average net assets                                         5.89           4.67           5.02           5.06          4.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         676,949        592,446        540,282        531,436       483,156

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

Government Securities Series

                                                                                           Year Ended December 31,
                                                                -------------------------------------------------------------------

                                                                 2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .054           .043           .048           .048          .047

Distributions:

Dividends from investment income--net                            (.054)         (.043)         (.048)         (.048)        (.047)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.58           4.34           4.87           4.95          4.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .66            .68           .68            .61           .63

Ratio of net investment income
   to average net assets                                         5.41           4.26          4.76           4.84          4.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          93,255         82,894        68,615        107,694       102,726

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset
value    per    share    of    $1.00    for    each    series.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series receives net earning credits based on available cash balances left on deposit. Under the terms of the custody agreement, the Government Securities Series received net earnings credits of $1,148 during the period ended December 31, 2000 based on available cash balances on deposit. Income earned under this arrangement is included in interest.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each
series    may    make    distributions    on    a    more    frequent

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $34,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $3,000 of the carryover expires in fiscal 2002, $28,000 expires in fiscal 2006 and $3,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

At December 31, 2000, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the Money Market Series and the Government Securities Series were charged $51,526 and $21,724, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the Money Market Series and the Government Securities Series were charged $59,237 and $2,568, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Institutional Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market Fund (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Institutional Money Market Fund at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 6, 2001

                                                             The Fund


Dreyfus Institutional Money Market Fund

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 27.09% of the ordinary income dividends paid during its fiscal year ended December 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                        For More Information

                        Dreyfus Institutional Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                              179-195AR0012